UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2003

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Utah	0-32427	87-0386790
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

612 Santa Monica Boulevard, Santa Monica, CA	90401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 260-6150

Item 1.	Changes in Control of Registrant.

Unless otherwise indicated, or unless the context otherwise requires, all references in this Current Report to the terms, “Company”, “CEH”, “we”, “our”, or “us” shall mean Conspiracy Entertainment Holdings, Inc.

On May 29, 2003, we entered into a Share Exchange Agreement (referred to in this Report as the Exchange Agreement, and attached as an Exhibit to the Schedule 14C Information Statement previously filed with the Commission in connection with this transaction) with privately held Conspiracy Entertainment Corporation (“CEC”). On August 11, 2003, CEH and CEC entered into a Closing Agreement setting forth a number of conditions that needed to be satisfied or waived in order for the transactions contemplated by the Exchange Agreement to be consummated. Pursuant to a letter from CEC to CEH dated October 7, 2003, CEC acknowledged that the conditions set forth in the Closing Agreement to the closing of the transactions contemplated by the Exchange Agreement either (i) had been satisfied or (ii) were, by such letter, waived as of the date of the letter and that, from and after the date of the letter, the Share Exchange Agreement shall be deemed to have closed and be consummated as of the date of August 11, 2003. As a result of the delivery of such letter, we completed the share exchange transaction (the “Share Exchange”) with CEC contemplated by the Exchange Agreement. Pursuant to the Share Exchange, we issued an aggregate of 21,552,900 shares of our common stock to the four shareholders of CEC (Sirus Ahmadi, Volker Eleosser, Jonathan Jevons and Keith Tanaka), representing approximately 71% of our issued and outstanding common stock immediately subsequent to the Share Exchange.

Pursuant to the Exchange Agreement, upon the effectiveness of the Share Exchange, the incumbent directors of CEH appointed Sirus Ahmadi, Randy Broweleit and Keith Tanaka as members of our Board of Directors and elected Sirus Ahmadi as President and Chief Executive Officer and Keith Tanaka as Chief Financial Officer and Secretary of CEH, and such incumbent directors of CEH subsequently resigned, as did all of the incumbent officers of CEH. Pursuant to the Share Exchange, Sirus Ahmadi received 14,779,131 and Keith Tanaka received 2,155,290 shares of our common stock, respectively.

Item 2.	Acquisition or Disposition of Assets.

Set forth below is certain information concerning the principal terms of the Share Exchange and the business of the combined company.

Prior to consummating the Share Exchange, we effected a reverse-split of our common stock on the basis of three hundred fifty shares for each share issued and outstanding and determined to change our business efforts. As part of the Share Exchange, we issued 21,552,900 shares of common stock, par value $0.001 per share, to the shareholders of CEC, representing approximately 71% of our issued and outstanding common stock following the transaction, in exchange for 100% of the outstanding capital stock of CEC. As a result of the Share Exchange, CEC became our wholly-owned subsidiary.

Upon completion of the Share Exchange, we decided to cease other operations and only carry on the business of CEC. All of our business operations are conducted through CEC. Prior to the Share Exchange, there were no material relationships between CEH and CEC, or any of the parties’ respective affiliates, directors or officers, or any associates of their respective officers or directors.

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As provided above, all of the executive officers and directors of CEH were changed as a result of the Exchange Agreement.

As a result of the Share Exchange, CEH owns 100% of CEC’s issued and outstanding capital stock.

CEC is a privately held California corporation that was incorporated in November of 1997. CEC develops, publishes and markets interactive entertainment software. CEC currently publishes titles for many of the most popular interactive entertainment hardware platforms, such as Sony’s PlayStation, Nintendo 64 and Nintendo’s Game Boy Color and Game Boy Advance as well as the next generation hardware platforms such as Sony’s PlayStation 2, NINTENDO GAMECUBE and Microsoft’s Xbox.

CEC has entered into strategic license arrangements with entertainment and media companies that have developed well-known characters and brands and that are producing properties that are expected to form the basis of future products. Its agreements with licensors and developers generally require it to make advance royalty payments.

CEC designs and develops its titles primarily through third parties with whom CEC has relationships. The development cycle for a new title typically ranges from 12 to 18 months and products are sold to mass merchandisers and through outsourced distributors. CEC’s products are manufactured exclusively by third parties.

The foregoing description of the Exchange Agreement and related transactions and documents is qualified in its entirety by reference to the Schedule 14C Information Statement, the Exchange Agreement and related documents previously filed with the Securities and Exchange Commission in connection with this transaction, all of which are incorporated by reference in this Current Report on Form 8-K.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.

Such factors include, among other things, those described in this Current Report on Form 8-K. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither any other person nor we assumes responsibility for the accuracy and completeness of such statements. We are under no duty to update any of the forward-looking statements after the date of this Current Report on Form 8-K.

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Item 7.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited financial statements of CEC required by this Item 7(a) will be filed within the required time period.

(b)	Pro Forma Financial Information

The pro forma financial statements required by this Item 7(b) will be filed within the required time period.

(c)	Exhibits.

Exhibit No.	Description

2.1	Share Exchange Agreement dated May 29, 2003 by and among Lance Systems, Inc., Wallace Boyack, John Spicer, and Conspiracy Entertainment Corporation (1)

2.2	Closing Agreement dated as of August 11, 2003 by and among Conspiracy Entertainment Corporation, Sirus Ahmadi, Keith Tanaka, Lance Systems, Inc. and John Spicer (2)

2.3	Letter from Conspiracy Entertainment Corporation to Conspiracy Entertainment Holdings, Inc. dated October 7, 2003 (2)

(1)	Previously filed as an exhibit to the Company’s Schedule 14C Information Statement filed on July 2, 2003 (SEC File No. 0-32427), and incorporated by reference in this Current Report on Form 8-K.

(2)	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

Dated: October 22, 2003	By:	/s/ KEITH TANAKA

Keith Tanaka Chief Financial Officer

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